Exhibit 10.1

NINTH AMENDMENT TO CREDIT AGREEMENT
THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of April 15, 2016, by and among the Lenders identified on the signature pages hereof (such Lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, "Agent") and QUANTUM CORPORATION, a Delaware corporation ("Borrower").
WHEREAS, Borrower, Agent, and Lenders are parties to that certain Credit Agreement dated as of March 29, 2012 (as amended, modified or supplemented from time to time, the "Credit Agreement"); and
WHEREAS, Borrower, Agent and Lenders have agreed to amend the Credit Agreement in certain respects, subject to the terms and conditions contained herein.
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance upon the representations and warranties of Borrower set forth in Section 6 below, the Credit Agreement is amended as follows:

(a)Section 7(c) of the Credit Agreement is hereby amended and restated in its entirety, as follows:

(b)"(c) Minimum All-Times Liquidity. Maintain, at all times during the most recently completed month, (i) Liquidity of at least $10,000,000 and (ii) Excess Availability of at least $5,000,000; provided that, such amount  referenced in this clause (ii) shall be increased on June 1, 2016 and on each September 1, December 1, March 1 and June 1 occurring after June 1, 2016, by an amount equal to $1,500,000."

(c)The definition of "Maturity Date" contained in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

""Maturity Date" means the earliest of (i) August 10, 2017, and (ii) the date that is 91 days prior to the earliest date of maturity under the 2012 Convertible Trust Indenture."

(d)The definition of "Revolver Sub-Facility Component" contained in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

""Revolver Sub-Facility Component" means, as of any date of determination, an amount equal to $33,000,000; provided that, commencing on the Commencement Date, such amount shall be reduced (i) on March 1, 2016, by an amount equal to $1,000,000, and (ii) on each June 1, September 1, December 1 and March 1 occurring after March 1, 2016, by an amount equal to $1,500,000."

Exhibit 10.1

(e)Exhibit C-1 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex I attached hereto.

3.Continuing Effect. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.

4.Reaffirmation and Confirmation. Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by Borrower in all respects.

5.Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the satisfaction of the following conditions precedent:

(a)Each party hereto shall have executed and delivered this Amendment to Agent;

(b)Agent shall have received the Ninth Amendment Fee referred to below; and

(c)No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

6.Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

(a)All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);

(b)No Default or Event of Default has occurred and is continuing; and

(c)This Amendment and the Credit Agreement, as modified hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.

Exhibit 10.1

7.Ninth Amendment Fee. Borrower shall pay to Agent, for the ratable benefit of the Lenders based on their respective Pro Rata Shares, a fee equal to $37,500 (the "Ninth Amendment Fee") which shall be fully earned and due and payable on the date hereof.

8.Post-Closing Covenant. Notwithstanding anything to the contrary set forth in the Credit Agreement, and without limiting any of, and in addition to each of, Agent's rights under Section 2.10(c) of the Credit Agreement, Borrower shall cooperate in the preparation of, and Agent or its designee shall have the right to conduct, at Borrower’s expense, a field examination, inventory appraisal and intellectual property valuation (collectively, the "Post-Closing Audit") within 60 days of the date hereof (or such later date as Agent may agree to in its sole discretion). In furtherance of the foregoing, Borrower agrees to cooperate in respect of the conduct of such Post-Closing Audit, and further agrees that all costs and charges for such Post-Closing Audit shall be for the account of Borrower and payable on demand. Any failure by Borrower to comply with the requirements of this Section 8 shall constitute an immediate Event of Default.

9.Miscellaneous.

(a)Expenses. Borrower agrees to pay on demand (i) all reasonable and documented costs and expenses of Agent (including the reasonable and documented fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith, and (ii) the reasonable and documented fees of outside counsel to Silicon Valley Bank, as a Lender, in connection with their review of this Amendment. All obligations provided in this Section 8(a) shall survive any termination of this Amendment and the Credit Agreement as amended hereby.
(b)Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of California.

(c)Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

[Remainder of page intentionally left blank; signature page follows]

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

QUANTUM CORPORATION
a Delaware corporation

By:	/s/ Jodi Tveit
Title:	Treasurer

WELLS FARGO CAPITAL FINANCE, LLC, as Agent and as a Lender

By:	/s/ Amelie Yehros
Title:	SVP

SILICON VALLEY BANK, as a Lender

By:	/s/ James Caron
Title:	VP

Exhibit 10.1

ANNEX I
EXHIBIT C-1
FORM OF COMPLIANCE CERTIFICATE
[on Borrower's letterhead]

To:	Wells Fargo Capital Finance, LLC
2450 Colorado Avenue, Suite 3000W
Santa Monica, California 90404-3597
Attn: Business Finance Division Manager

Re:	Compliance Certificate dated _____________
Ladies and Gentlemen:
Reference is made to that certain CREDIT AGREEMENT (the "Credit Agreement") dated as of March 29, 2012, by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders ("Agent"), and QUANTUM CORPORATION, a Delaware corporation (the "Borrower"). Capitalized terms used in this Compliance Certificate have the meanings set forth in the Credit Agreement or the Security Agreement (as defined in the Credit Agreement) unless specifically defined herein.
Pursuant to Schedule 5.1 of the Credit Agreement, the undersigned officer of Borrower hereby certifies that:
1.    The financial information of Borrower and its Subsidiaries furnished in Schedule 1 attached hereto1, To be the applicable financial statements delivered pursuant to clause (a) or (d) of Schedule 5.1 of the Credit Agreement, as applicable, concurrently with the delivery of this Compliance Certificate., has been prepared in accordance with GAAP (except for quarter-end and year-end adjustments and the lack of footnotes), and fairly presents in all material respects the financial condition of Borrower and its Subsidiaries.
2.    Such officer has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of Borrower and its Subsidiaries during the accounting period covered by the financial statements delivered pursuant to Schedule 5.1 of the Credit Agreement substantially concurrently herewith.

1 To be the applicable financial statements delivered pursuant to clause (a) or (d) of Schedule 5.1 of the Credit Agreement, as applicable, concurrently with the delivery of this Compliance Certificate

Exhibit 10.1

3.    Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and what action Borrower has taken, are taking, or propose to take with respect thereto.
4.    The representations and warranties of Borrower set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent they relate to a specified date), except as set forth on Schedule 3 attached hereto.
5.    Borrower is in compliance with the applicable covenants contained in Section 7 of the Credit Agreement as demonstrated on Schedule 4 attached hereto.
[6.    Schedule 5 attached hereto sets forth all Collateral obtained by the Loan Parties since the later of (x) the Closing Date and (y) the date of the last Compliance Certificate delivered to Agent that contained this certification, that is evidenced by or consists of Negotiable Collateral, Investment Property, or Chattel Paper having an aggregate value or face amount of $500,000 or more for all such Negotiable Collateral, Investment Property, or Chattel Paper.
7.    Schedule 6 attached hereto sets forth all letters of credit having a face amount or value of $500,000 or more in the aggregate with respect to which, since the later of (x) the Closing Date and (y) the date of the last Compliance Certificate delivered to Agent that contained this certification, any Loan Party has become the beneficiary.
8.    Schedule 7 attached hereto sets forth all Commercial Tort Claims obtained by the Loan Parties since the later of (x) the Closing Date and (y) the date of the last Compliance Certificate delivered to Agent that contained this certification, that have a value, or involve an asserted claim, in the amount of $500,000 or more in the aggregate for all Commercial Tort Claims.
9.    Schedule 8 attached hereto sets forth all Accounts or Chattel Paper included in the calculation of the Borrowing Base (other than Accounts and Chattel Paper the aggregate value of which does not at any one time exceed $1,000,000) that arise out of a contract or contracts with the United States or any department, agency, or instrumentality thereof.
10.    Schedule 9 attached hereto sets forth all new Patents, Trademarks and Copyrights that are registered or the subject of pending applications for registrations, and all Intellectual Property Licenses that are material to the conduct of any Loan Party's business, in each case, which were acquired, registered or for which applications for registration were filed since the later of (x) the Closing Date and (y) the date of the last Compliance Certificate delivered to Agent that contained this certification, and any statement of use or amendment to allege use with respect to intent-to-use trademark applications.
11.    Schedule 10 attached hereto sets forth a list of all of the Loan Parties’ products constituting proprietary software that generate revenue of the Loan Parties in excess of $2,500,000,

Exhibit 10.1

and such list identifies all of the Loan Parties’ products constituting proprietary software that are material to generating revenue of the Loan Parties.
12.    Schedule 11 attached hereto sets forth all Pledged Interests constituting Collateral having value in the amount of $750,000 or more, individually, or having value in the aggregate for all Pledged Interests of $2,000,000 or more, acquired, obtained or received by any Loan Party since the later of (x) the Closing Date and (y) the date of the last Compliance Certificate delivered to Agent that contained this certification. The applicable Loan Party has delivered to Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests. 2
12.    Schedule 12 attached hereto sets forth any fee interest in Real Property having a fair market value in excess of $2,500,000 acquired by any Loan Party since the later of (x) the Closing Date and (y) the date of the last Compliance Certificate delivered to Agent that contained this certification.
13.    Schedule 13 attached hereto (i) sets forth any default, breach, violation or acceleration existing under any Pledged Note or any event which, with the passage of time or the giving of notice, or both, would constitute a default, breach, violation, or event of acceleration under any Pledged Note and (ii) includes copies of all material written notices (including notices of default) given or received with respect to the Pledged Notes since the later of (x) the Closing Date and (y) the date of the last Compliance Certificate delivered to Agent that contained this certification.
14.    Schedule 14 attached hereto sets forth all new locations, since the later of (x) the Closing Date and (y) the date of the last Compliance Certificate delivered to Agent that contained this certification, at which Inventory (other than (i) Service Inventory and (ii) Inventory at any location where the value of all Inventory at such location is less than $1,000,000) is located.] 3

[2] Note to Quantum: If the new Pledged Interests are in respect of a new Subsidiary, please also deliver the documents contemplated by Section 5.11 of the Credit Agreement with respect to such Subsidiary (if the Subsidiary is to be a Loan Party).

[3] Insert these certifications for the compliance certificates delivered with respect to each calendar month; provided that, if (x) the Revolver Usage as of every day during the calendar month most recently ended is less than $5,000,000 and (y) no Default or Event of Default has occurred and is continuing, these certifications shall only be required to be inserted for compliance certificates delivered with respect to a month ending on a calendar quarter

Exhibit 10.1

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this _____ day of _______________, ________.

QUANTUM CORPORATION

By:
Name:
Title:

Exhibit 10.1

SCHEDULE 1

Financial Information

Exhibit 10.1

SCHEDULE 2

Default or Event of Default

Exhibit 10.1

SCHEDULE 3

Representations and Warranties

Exhibit 10.1

SCHEDULE 4

Financial Covenants
[1.    Fixed Charge Coverage Ratio.
Borrower's Fixed Charge Coverage Ratio, measured on a month-end basis, for the month ending _________, ________ is ___:1.0, which [is/is not] greater than or equal to the ratio set forth in Section 7(a) of the Credit Agreement for such month.]4
2.    Minimum Average Liquidity.
Borrower's Average Liquidity for the month ending _________, ________ is $________, which [is/is not] greater than or equal to the amount set forth in Section 7(b) of the Credit Agreement for such month.
3.    Minimum All-Times Liquidity.
Borrower's Liquidity and Excess Availability, during the most recently completed month, were at all times greater than or equal to $________ and $________, respectively, which such amounts [are/are not] greater than or equal to the applicable amounts set forth in Section 7(c) of the Credit Agreement.

[4] Insert this certification for the compliance certificates delivered with respect to each calendar month during which Revolver Usage as of any day during such calendar month is equal to or greater than $5,000,000

Exhibit 10.1

[SCHEDULE 5

Negotiable Collateral, Investment Property, and Chattel Paper

Exhibit 10.1

SCHEDULE 6

Letter-of-Credit Rights

Exhibit 10.1

SCHEDULE 7

Commercial Tort Claims

Exhibit 10.1

SCHEDULE 8

Government Contracts

Exhibit 10.1

SCHEDULE 9

Patents, Trademarks, Copyrights and Intellectual Property Licenses

Exhibit 10.1

SCHEDULE 10

Products Constituting Proprietary Software

Exhibit 10.1

SCHEDULE 11

Pledged Interests Constituting Collateral

Exhibit 10.1

SCHEDULE 12

Owned Real Property

Exhibit 10.1

SCHEDULE 13

Defaults Under Pledged Notes

Exhibit 10.1

SCHEDULE 14

Locations of Inventory]